UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2009

VeraSun Energy Corporation

(Exact name of registrant as specified in its charter)

South Dakota	001-32913	20-3430241
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 N. Minnesota Ave., Suite 300

Sioux Falls, South Dakota 57104

(Address of principal executive offices) (Zip Code)

(605) 978-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 31, 2009, VeraSun Energy Corporation (the “Company”), Valero Renewable Fuels Company, LLC (“VRFC”), Valero Energy Corporation (together with VRFC, “Valero”), and the Company’s subsidiaries VeraSun Aurora Corporation, VeraSun Charles City, LLC, VeraSun Fort Dodge, LLC, VeraSun Hartley, LLC, VeraSun Reynolds, LLC, VeraSun Welcome, LLC and VeraSun Marketing, LLC (collectively, the “VSE Subsidiaries”) amended their February 6, 2009 asset purchase agreement (the “VSE APA”), as previously amended on March 12, 2009, to, among other things, increase the cash purchase price from $280 million plus the value of inventory and certain pre-paid expenses, subject to specified adjustments, to $350 million plus the value of inventory and certain pre-paid expenses, subject to specified adjustments. The foregoing description of the March 31, 2009 amendment to the VSE APA does not purport to be complete and is qualified in its entirety by reference to the VSE APA, the March 12, 2009 amendment thereto and the March 31, 2009 amendment thereto, copies of which are filed as Exhibits 2.1, 2.2 and 2.3, respectively, to this report.

On April 2, 2009, each of the Company’s subsidiaries VeraSun Central City, LLC, VeraSun Dyersville, LLC, VeraSun Hankinson, LLC, VeraSun Janesville, LLC, VeraSun Ord, LLC and VeraSun Woodbury, LLC (the “USBE Subsidiaries”), together with the Company and the Company’s subsidiary US BioEnergy Corporation (“US BioEnergy”), and US BioEnergy, together with the Company, entered into a separate asset purchase agreement with acquisition entities owned by AgStar Financial Services, PCA (“AgStar”). Together, these asset purchase agreements (the “AgStar APAs”) provide for the sale to acquisition entities owned by AgStar of substantially all of the assets relating to the Company’s production facilities in Dyersville, Iowa; Hankinson, North Dakota; Janesville, Minnesota; Central City and Ord, Nebraska; and Woodbury, Michigan (the “AgStar Facilities”) and certain other assets of US BioEnergy in exchange for AgStar’s release of the USBE Subsidiaries and US BioEnergy from their obligations under $323.5 million of existing indebtedness. The closing under each of the AgStar APAs is subject to various conditions, including absence of circumstances constituting a Material Adverse Effect (as defined in each of the AgStar APAs). The AgStar APAs may be terminated prior to the closing by either AgStar or the Company upon the occurrence of specified events. The foregoing description of the AgStar APAs does not purport to be complete and is qualified in its entirety by reference to the AgStar APA with respect to the Central City, Nebraska facility, a copy of which is filed as Exhibit 2.4 to this report, and the accompanying schedule of substantially identical asset purchase agreements omitted pursuant to Instruction 2 to Item 601 of Regulation S-K, and the AgStar APA with respect to certain assets of US BioEnergy, a copy of which is filed as Exhibit 2.5 to this report.

On April 6, 2009, the Company entered into an Asset Purchase Agreement (the “Albert City APA”) by and among Valero, the Company and the Company’s subsidiaries VeraSun Albert City, LLC, VeraSun Marketing, LLC and US BioEnergy Corporation, providing for the sale to Valero of substantially all of the assets relating to the Company’s production facility in Albert City, Iowa for a cash purchase price of $72 million plus the value of inventory and certain pre-paid expenses, subject to specified adjustments. The closing under the Albert City APA is subject to various conditions, including absence of circumstances constituting a Material Adverse Effect (as defined in the Albert City APA). The Albert City APA may be terminated prior to the closing by either Valero or the Company upon the occurrence of specified events. The foregoing description of the Albert City APA does not purport to be complete and is qualified in its entirety by reference to the Albert City APA, a copy of which is filed as Exhibit 2.6 to this report.

The disclosure in Item 2.01 of this report is incorporated herein by reference.

AgStar is one of the lenders and is the administrative agent under each USBE Subsidiary’s prepetition secured credit facility and is the lender under the USBE Subsidiares’ debtor-in-possession financing facilities.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 1, 2009, in accordance with the VSE APA, as amended, the Company and the VSE Subsidiaries completed the sale to Valero of substantially all of the assets relating to the Company’s development site in Reynolds, Indiana and production facilities in Aurora, South Dakota; Charles City, Fort Dodge and Hartley, Iowa; and Welcome, Minnesota (collectively, the “VSE Assets”). The purchase price for the VSE Assets sold to Valero was approximately $421 million, including an amount of approximately $67 million for estimated inventory at closing that is subject to an upward or downward post-closing adjustment based on a physical count of the VSE

Subsidiaries’ inventory at closing. Valero also assumed certain liabilities relating to the VSE Assets. In connection with the transaction, the Company is providing specified transition services to Valero for up to six months after April 1, 2009. The sale of the VSE Assets under the VSE APA was conducted under the provisions of Section 363 of the United States Bankruptcy Code (the “Bankruptcy Code”) and was subject to approval by the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), which the Bankruptcy Court granted in a sale order entered on March 31, 2009, in connection with the bankruptcy cases of the Company and 24 of its subsidiaries (collectively, the “Debtors”) under chapter 11 of the Bankruptcy Code that are being jointly administered by the Bankruptcy Court as In re VeraSun Energy Corporation, et al., Case No. 08-12606 (BLS).

VeraSun Energy Corporation and its subsidiaries have purchased denaturant from, and have supplied ethanol to, Valero Energy Corporation and its subsidiaries. As part of the Debtors’ Bankruptcy Court-approved process for selling substantially all of their assets, Valero was the successful bidder, based on a cash purchase price of $55 million plus the value of inventory and certain pre-paid expenses, subject to specified adjustments, for substantially all of the assets relating to the Company’s Albion, Nebraska production facility and was the successful bidder, based on a cash purchase price of $72 million plus the value of inventory and certain pre-paid expenses, subject to specified adjustments, for substantially all of the assets relating to the Company’s Albert City, Iowa production facility. The disclosure in the third paragraph of Item 1.01 of this report is incorporated herein by reference.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

The disclosure in Items 1.01, 2.01 and 8.01 of this report is incorporated herein by reference.

The Company is currently unable in good faith to make a determination of an estimate of the amount or range of amounts expected to be incurred in connection with the sale of substantially all of the assets of the Company and its subsidiaries, both with respect to each major type of cost associated with each of the foregoing and with respect to the total cost of each of the foregoing, or an estimate of the amount or range of amounts that will result in future cash expenditures.

Item 8.01.	Other Events.

On April 1, 2009, the Company issued a press release relating to the sale of its ethanol production facilities. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

The VSE Assets comprised the only currently-operating production facilities of the Company and its subsidiaries; all other facilities are being maintained in an idle state pending their sale. Following completion of the asset sales described in the press release, the Company expects to complete the wind-down of its operations and implement a plan of reorganization, effectiveness of which will be subject to creditor approval and confirmation by the Bankruptcy Court. The Company expects that, upon effectiveness of the plan of reorganization, the Company’s common stock will be cancelled for no consideration and that any remaining assets of the Debtors will be distributed to creditors in accordance with the plan of reorganization.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The Company is currently unable to prepare meaningful pro forma financial information reflecting the transactions described in Items 1,01, 2.01 and 8.01 of this report. To the extent pro forma financial information is required by Item 9.01 of Form 8-K, the Company would file such information by subsequent amendment to this Current Report on Form 8-K unless such information is not known or reasonably available to the Company within the meaning of Rule 12b-21 under the Securities Exchange Act of 1934, as amended.

(d) Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of February 6, 2009, by and among Valero Renewable Fuels Company, LLC, Valero Energy Corporation, VeraSun Energy Corporation, VeraSun Aurora Corporation, VeraSun Charles City, LLC, VeraSun Fort Dodge, LLC, VeraSun Hartley, LLC, VeraSun Marketing, LLC, VeraSun Welcome, LLC and VeraSun Reynolds, LLC (incorporated by reference to Exhibit 2.1 to VeraSun Energy Corporation’s Current Report on Form 8-K filed on February 12, 2009)

2.2	Amendment Number One to Asset Purchase Agreement, dated as of March 12, 2009, by and among Valero Renewable Fuels Company, LLC, Valero Energy Corporation, VeraSun Energy Corporation, VeraSun Aurora Corporation, VeraSun Charles City, LLC, VeraSun Fort Dodge, LLC, VeraSun Hartley, LLC, VeraSun Marketing, LLC, VeraSun Welcome, LLC and VeraSun Reynolds, LLC

2.3	Amendment Number Two to Asset Purchase Agreement, dated as of March 31, 2009, by and among Valero Renewable Fuels Company, LLC, Valero Energy Corporation, VeraSun Energy Corporation, VeraSun Aurora Corporation, VeraSun Charles City, LLC, VeraSun Fort Dodge, LLC, VeraSun Hartley, LLC, VeraSun Marketing, LLC, VeraSun Welcome, LLC and VeraSun Reynolds, LLC

2.4	Asset Purchase Agreement, dated as of April 2, 2009, by and among RBF Acquisition II, LLC, VeraSun Energy Corporation, US BioEnergy Corporation and VeraSun Central City, LLC and Schedule of Substantially Identical Asset Purchase Agreements Omitted Pursuant to Instruction 2 to Item 601 of Regulation S-K

2.5	Asset Purchase Agreement, dated as of April 2, 2009, by and among RBF Acquisition VIII, LLC and US BioEnergy Corporation

2.6	Asset Purchase Agreement, dated as of April 6, 2009, by and among Valero Renewable Fuels Company, LLC, Valero Energy Corporation, VeraSun Energy Corporation, VeraSun Marketing, LLC, US BioEnergy Corporation and VeraSun Albert City, LLC

99.1	Press release, dated April 1, 2009

Additional information regarding the Debtors’ bankruptcy cases, including access to court documents and other general information, is available through the Company’s web site at http://www.verasun.com by following the link to “REORGANIZATION INFORMATION” or at http://www.kccllc.net/verasun. Information contained on, or that can be accessed through, such web sites is not part of this report.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In particular, statements by the Company regarding its chapter 11 reorganization process, including the sale of assets of the Company and its subsidiaries, as well as other statements of management’s expectations, anticipations, beliefs, plans, intentions, targets, estimates, or projections and similar expressions relating to the future, are forward-looking statements within the meaning of these laws. Forward-looking statements in some cases can be identified by their being preceded by, followed by or containing words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” and other similar expressions. Forward-looking statements are based on assumptions and assessments made by the Company’s management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements are not guarantees of the Company’s future performance and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by any forward-looking statements. Except as required by law, the Company undertakes no obligation to update any forward-looking statements.

Some of the factors that may cause actual results, developments and business decisions to differ materially from those contemplated by any forward-looking statements include the following: any failure of the Company and each of the successful bidders to enter into a definitive purchase and sale agreement for the assets to be acquired; any failure of a successful bidder to consummate the purchase of the assets as to which it was a successful bidder for financial or other reasons; the ability of the Company to satisfy the conditions for drawing on any existing debtor-in-possession financing and to obtain additional debtor-in-possession financing on an interim or final basis; the ability of the Company to operate pursuant to the terms and conditions of any debtor-in-possession financing and any cash collateral order entered by the bankruptcy court in connection with the Company’s chapter 11 cases, including requirements to sell assets within mandated deadlines; the ability of the Company to continue to fund operations based upon future revenues and liquidity constraints set forth in existing debtor-in-possession financings and cash collateral orders; the Company’s ability to obtain court approval with respect to motions in the chapter 11 proceedings prosecuted by the Company from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the bankruptcy cases to chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company’s ability to maintain contracts that are critical to its operations; and the potential adverse impact of the chapter 11 cases on the Company’s liquidity or results of operations. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various pre-petition liabilities. No assurance can be given as to what values, if any, will be ascribed in the chapter 11 proceeding to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERASUN ENERGY CORPORATION

Date: April 6, 2009	By:	/s/ Bryan D. Meier
Bryan D. Meier
Vice President, Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of February 6, 2009, by and among Valero Renewable Fuels Company, LLC, Valero Energy Corporation, VeraSun Energy Corporation, VeraSun Aurora Corporation, VeraSun Charles City, LLC, VeraSun Fort Dodge, LLC, VeraSun Hartley, LLC, VeraSun Marketing, LLC, VeraSun Welcome, LLC and VeraSun Reynolds, LLC (incorporated by reference to Exhibit 2.1 to VeraSun Energy Corporation’s Annual Report on Form 8-K filed on February 12, 2009)

2.2	Amendment Number One to Asset Purchase Agreement, dated as of March 12, 2009, by and among Valero Renewable Fuels Company, LLC, Valero Energy Corporation, VeraSun Energy Corporation, VeraSun Aurora Corporation, VeraSun Charles City, LLC, VeraSun Fort Dodge, LLC, VeraSun Hartley, LLC, VeraSun Marketing, LLC, VeraSun Welcome, LLC and VeraSun Reynolds, LLC

2.3	Amendment Number Two to Asset Purchase Agreement, dated as of March 31, 2009, by and among Valero Renewable Fuels Company, LLC, Valero Energy Corporation, VeraSun Energy Corporation, VeraSun Aurora Corporation, VeraSun Charles City, LLC, VeraSun Fort Dodge, LLC, VeraSun Hartley, LLC, VeraSun Marketing, LLC, VeraSun Welcome, LLC and VeraSun Reynolds, LLC

2.4	Asset Purchase Agreement, dated as of April 2, 2009, by and among RBF Acquisition II, LLC, VeraSun Energy Corporation, US BioEnergy Corporation and VeraSun Central City, LLC and Schedule of Substantially Identical Asset Purchase Agreements Omitted Pursuant to Instruction 2 to Item 601 of Regulation S-K

2.5	Asset Purchase Agreement, dated as of April 2, 2009, by and among RBF Acquisition VIII, LLC and US BioEnergy Corporation

2.6	Asset Purchase Agreement, dated as of April 6, 2009, by and among Valero Renewable Fuels Company, LLC, Valero Energy Corporation, VeraSun Energy Corporation, VeraSun Marketing, LLC, US BioEnergy Corporation and VeraSun Albert City, LLC

99.1	Press release, dated April 1, 2009